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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)    JULY 13, 2004

                             TEXAS INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

          DELAWARE                    1-4887                   75-0832210
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(State or other jurisdiction     (Commission File             (IRS Employer
     of incorporation)                Number)              Identification No.)

1341 West Mockingbird Lane, Dallas, Texas                         75247
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(Address of principal executive offices                        (Zip Code)

Registrant's telephone number, including area code     (972) 647 6700

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          (Former name or former address if changed since last report)

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Item 7      FINANCIAL STATEMENTS AND EXHIBITS

            Exhibits

Item 12     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 13, 2004, Texas Industries, Inc. (the "Registrant") issued a press release announcing results for the fiscal year-ended May 31, 2004. A copy of the Press Release is furnished with this report as
            Exhibit 99.1, and is incorporated herein by reference.

            The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and pursuant to Item 12 of Form 8-K, will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TEXAS INDUSTRIES, INC.
                                                     (Registrant)


             Date: July 13, 2004          By: /s/ Robert C. Moore
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                                              Robert C. Moore
                                              Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.              Subject Matter
99.1                     Press Release dated July 13, 2004


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